AUTOMATED GOVERNMENT MONEY TRUST

(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 1999

In the section of the Statement of Additional Information entitled "Securities in Which the Fund Invests" on page 1, under the heading "Investing in Securities of Other Investment Companies," please replace the current paragraph with the following paragraph:

        "The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. The Fund expects that any investment in other investment companies would be limited to shares of money market funds, including funds affiliated with the Fund's investment adviser. The Fund has no present intent to invest its assets in securities of other investment companies."

                                                                    May 14, 1999


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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 60934N815
G00411-02 (5/99)